UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)
_______________________________

Texas		1-31447			74-0694415
(State or other jurisdiction		(Commission File Number)			(IRS Employer
of incorporation)					Identification No.)

1111 Louisiana
Houston	Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
Depositary Shares for 1/20 of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.     Termination of a Material Definitive Agreement.

On September 30, 2020, Vectren Capital, Corp. (“VCC”), a wholly-owned subsidiary of Vectren Corporation (“Vectren”), which in turn, is a wholly-owned subsidiary of CenterPoint Energy, Inc. (“CenterPoint Energy”), terminated its $200 million credit agreement dated as of July 14, 2017 (as amended, the “VCC Credit Agreement”). VCC did not incur any penalties in connection with the early termination. VCC terminated the VCC Credit Agreement after determining that it was no longer necessary for financing purposes.

The VCC Credit Agreement had a maturity date of July 14, 2022. The VCC Credit Agreement was guaranteed by Vectren and had a $40,000,000 swing line sublimit and a $80,000,000 letter of credit sublimit. Borrowing costs for London Interbank Offered Rate (“LIBOR”)-based loans were at a margin of 1.250 percent above LIBOR rates, based on Vectren’s current ratings. In addition, VCC was required to pay lenders, based on Vectren’s current ratings, a per annum commitment fee of 0.175 percent for their commitments. The spread to LIBOR and the commitment fee fluctuated based on Vectren’s credit rating. The VCC Credit Agreement contained customary covenants, including a consolidated debt to capitalization covenant for Vectren.

The lenders included Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer and Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., and MUFG Union Bank, N.A., as co-syndication agents and letter of credit issuers. Affiliates of the lenders have performed depository and other banking, investment banking, trust, investment management and advisory services for CenterPoint Energy and its affiliates from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for CenterPoint Energy in the ordinary course of their business. Several of the lenders under the VCC Credit Agreement are also lenders under other credit agreements of CenterPoint Energy and its affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 30, 2020	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer